Exhibit 10.18
Contractual Agreements between
Gore and LaCrosse Footwear, Inc.

Contents

1	Trademark License Attachment

2	Certified Manufacturer Agreement Attachment

3	Guide for Proper Use of Gore’s Trademarks

4	Quality Standards

5	Manufacturing Standards

TRADEMARK ATTACHMENT

GORE’S TRADEMARK	PRODUCT and END USE (QUALITY STANDARD)	GEOGRAPHIC MARKET			BRAND OR LABEL

GORE-TEX®	COF	AP (Asia Pacific):			LaCrosse
GORE-TEX® Black Diamond Logo GORE-TEX® GUARANTEED TO KEEP YOU DRY® GUARANTEED TO KEEP YOU DRY™	GORE-TEX® Insulated Comfort Footwear for Hard Use: Hunting, Work for Hard Use-Special Purpose: Hunting Extreme Cold, Insulated Trekking and Hiking, Work Extreme Cold	Australia China Hong Kong Indonesia	Korea Macau Malaysia New Zealand	Philippines Singapore Taiwan Thailand	Danner
	GORE-TEX® Performance Comfort Footwear	EE (Eastern Europe):
	for Hard Use: Hunting, Work for Hard Use-Special Purpose: Heavy Duty Work	Armenia Belarus Bosnia-Herzegovina Montenegro	Georgia Macedonia Moldavia	Serbia Ukraine Croatia

	TOF	EEA (European Economic Area):
	GORE-TEX® Extended Comfort Footwear for LES GORE-TEX® Insulated Comfort Footwear for LES, Military, and Workwear GORE-TEX® Performance Comfort Footwear for LES, Military, and Workwear	Austria Belgium Bulgaria Cyprus Czech Republic Denmark Estonia Finland France Germany	Greece Hungary Iceland Ireland Italy Latvia Liechtenstein Lithuania Luxembourg Malta	Netherlands Norway Poland Portugal Romania Slovakia Slovenia Spain Sweden UK

NA (North America):
		USA	Canada	Mexico

Other:
Japan Russian Federation

GTX®	COF	EEA (European Economic Area):			LaCrosse
(licensed under special restrictions communicated separately by Gore in writing)	GORE-TEX® Insulated Comfort Footwear
for Hard Use: Hunting, Work
for Hard Use-Special Purpose: Hunting Extreme Cold, Insulated Trekking and Hiking, Work Extreme Cold

GORE-TEX® Performance Comfort Footwear
for Hard Use: Hunting, Work
	for Hard Use-Special Purpose: Heavy Duty Work	Austria Belgium Bulgaria Cyprus Czech Republic Denmark Estonia Finland France Germany	Greece Hungary Iceland Ireland Italy Latvia Liechtenstein Lithuania Luxembourg Malta	Netherlands Norway Poland Portugal Romania Slovakia Slovenia Spain Sweden UK	Danner

	TOF	NA (North America):
	GORE-TEX® Extended Comfort Footwear for LES GORE-TEX® Insulated Comfort Footwear for LES, Military, and Workwear GORE-TEX® Performance Comfort Footwear for LES, Military, and Workwear	USA	Canada

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GORE	Licensee	Japan Gore-Tex, Inc.

Elkton, MD date	Portland, OR, date	Tokyo, date

Lou DiPietro	Dave Carlson	Ichiro Yamada

/s/ Joseph P. Schneider 11-17-08

Joseph P. Schneider

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CERTIFIED MANUFACTURER AGREEMENT ATTACHMENT — FOOTWEAR

QUALITY STANDARDS	MANUFACTURING STANDARDS

GORE-TEX® Insulated Comfort Footwear for: Hard Use: Hunting, Work Hard Use-Special Purpose: Hunting Extreme Cold, Insulated Trekking and Hiking, Work Extreme Cold	GORE-TEX® Footwear construction technologies: Double Lasting, Bootie Liner Technology

GORE-TEX® Performance Comfort Footwear for: Hard Use: Hunting, Work Hard Use-Special Purpose: Heavy Duty Work

GORE-TEX® Extended Comfort Footwear for: LES	GORE-TEX® Footwear construction technologies: Double Lasting, Bootie Liner Technology

GORE-TEX® Insulated Comfort Footwear for: LES, Military, Workwear

GORE-TEX® Performance Comfort Footwear for: LES, Military, Workwear
MANUFACTURING LOCATIONS

LaCrosse Footwear, Inc.	General:
12722 NE Airport Way	Genfort Shoes Ltd.
Portland, OR 97230	Second Industry District, Nan Lung Zhen Zhong Shan City, China

GORE	MANUFACTURER

Elkton, MD, date	Portland, OR, date 11-17-08

/s/ Joseph P. Schneider
Robert J. Wiener	Joseph P. Schneider

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GUIDE FOR PROPER USE OF GORE’S TRADEMARKS
W. L. Gore & Associates owns many valuable trademarks that identify and distinguish our products from those of other companies. Gore’s trademarks are well known to the end users and signify that Licensees are buying quality, state-of-the-art products from a company with a reputation for innovation, dependability, and integrity. Significant time, effort, and money have been spent in the research, development, and promotion of these products.
The Trademark License Agreement provides the Licensee with the ability to use specific Gore trademarks for the promotion and sale of Licensee’s Products, for example, outerwear/footwear/gloves (or other apparel accessories) as the case may be, under the terms and conditions of its License. This is intended to provide benefits to both Gore and Licensee. However, Licensee’s cooperation is required to assure that Gore’s trademarks are correctly used.
Trademarks can be lost if they are not used correctly. A trademark is lost when it becomes generic and sneaks into the language as a common name description of the product, as distinguished from the source and identity of the product. If a trademark becomes generic, the original owner loses exclusive rights to use the mark. Any competitor can then use the trademark and take advantage of the advertising and promotion dollars spent by the former owner.
Fortunately, it is fairly easy to protect Gore’s trademarks. Licensee needs only to comply with the following rules of proper trademark usage. These serve as examples only. Licensee will substitute licensed trademarks per the Trademark Attachment as appropriate.
1.	Most importantly, a trademark is a proper adjective, NOT a noun or a verb. When used such as in advertising, catalogues, promotions, brochures, hang tags, radio, etc., the trademark must always be followed by a noun signifying its generic or common name. The trademark must never be used alone when it appears in text.

EXAMPLE:
Right:     “TRADEMARK” ® products
Wrong: products made of “TRADEMARK” ®

2.	A trademark should always be used in a manner that will distinguish it from the surrounding text. Capitalize trademarks completely, or use initial caps with boldface type or italics. The generic product name should not be used in the same manner as the trademark (for instance, if the trademark is presented in all capital letters, the generic product name should not be).

EXAMPLE:
Right:       “TRADEMARK” ® products
Wrong: “TRADEMARK” ® PRODUCTS

3.	Trademarks should be followed by the symbol “®” or “TM”, or no designation at all, as appropriate for a given mark in a particular given geographical market. The appropriate trademark symbol should always appear at least once in each piece of printed matter, preferably the first time the trademark appears. Please contact your Gore representative to determine your appropriate designation.

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4.	Always accompany the trademark with the appropriate trademark ownership footnote. The footnote usually appears at the bottom of the last page. All Gore trademarks used by the Licensee must be listed in the trademark ownership footnote.

EXAMPLE:
“TRADEMARK”® products
Footnote: “TRADEMARK”® and designs are trademarks of W. L. Gore & Associates.

5.	Trademarks should never be used in the possessive sense. EXAMPLE: Right: The popularity of “TRADEMARK” ® products Wrong: “TRADEMARK”s popularity

6.	Do not coin new words or terms for a trademark. EXAMPLE: Wrong: “TRADEMARKED” products

7.	Trademarks identify and distinguish Gore’s products from those of other companies, therefore, Gore’s trademarks must not be combined or intermingled with the trademarks of other companies.

EXAMPLE:
Right:     “TRADEMARK” ® products by (Company’s Name)
                “TRADEMARK” ® products, the _________ collection from (Company Name)
Wrong:   (Company Name) “TRADEMARK” ® products
(Company Name)’s “TRADEMARK” ® products

8.	In case of any doubts, please consult with your Gore representative for the correct interpretation and implementation of the above guidelines.

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CONFIDENTIAL
Footwear Quality Standard
GORE-TEX® INSULATED COMFORT FOOTWEAR
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
Footwear Quality Standard
GORE-TEX® PERFORMANCE COMFORT FOOTWEAR
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
TOF FOOTWEAR QUALITY STANDARD
GORE-TEX® EXTENDED COMFORT Footwear
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
TOF FOOTWEAR QUALITY STANDARD
GORE-TEX® INSULATED COMFORT Footwear
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
TOF FOOTWEAR QUALITY STANDARD
GORE-TEX® PERFORMANCE COMFORT FOOTWEAR
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
MANUFACTURING STANDARDS FOR GORE-TEX® FOOTWEAR
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
MANUFACTURING STANDARD FOR GORE-TEX® FOOTWEAR TOF
This attachment consists of contains technical manufacturing and design information which has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.